EXHIBIT 25.1


                  TOWN & COUNTRY CORPORATION AND SUBSIDIARIES

                               POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS that the individual whose signature appears below constitutes and appoints C. William Carey, Richard E. Floor and Francis X. Correra, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to Town & Country Corporation's Registration Statement on Form S-2 (File No. 33-49028), and to file the same and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing which they, or any of them, may deem necessary or advisable to be done in connection with said Registration Statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any substitute or substitutes for any or all of them, may lawfully do or cause to be done by virtue hereof.


                                                    \s\ Mone Anathan III
                                                    ---------------------------
                                                     Mone Anathan III

                                                                    EXHIBIT 25.1

                  TOWN & COUNTRY CORPORATION AND SUBSIDIARIES

                               POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS that the individual whose signature appears below constitutes and appoints C. William Carey, Richard E. Floor and Francis X. Correra, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to Town & Country Corporation's Registration Statement on Form S-2 (File No. 33-49028), and to file the same and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing which they, or any of them, may deem necessary or advisable to be done in connection with said Registration Statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any substitute or substitutes for any or all of them, may lawfully do or cause to be done by virtue hereof.


                                                    \s\ William Schawbel
                                                    --------------------------
                                                     William Schawbel